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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) October 21, 2002

                       Commission file number 33-55254-18

                            COMPOSITE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                     Nevada                           87-0434297
           (State or other jurisdiction of          (I.R.S. Employer
           incorporation or organization)       Identification number)

             5333 S. Arville St. # 206
              Las Vegas, Nevada 89118                 702-579-4888

           (Name, address, including zip code, and telephone numbers, including area code, of agent of service)
                                   Copies To:
                                 Susan Donohue
                         5333 S. Arville St. Suite 206
                              Las Vegas, NV 89118
                                 (702) 579-4888

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Item No. 1. Changes in Control of Registrant.

No Events to report


Item No. 2. Acquisition or Disposition of Assets.

No events to report.


Item No. 3. Bankruptcy or Receivership.

No events to report.


Item No. 4. Changes in Registrant's Certifying Accountant.

No events to report.


Item No. 5. Other Events.

No events to report.


Item No. 6. Resignation of Registrant's Directors.

        The Company accepted the resignation of Mr. Steve Nemergut as director. The Board of Directors accepted this resignation as of the close of business on
December 16, 2002, 5:00 PM, Pacific Standard Time.   Mr. Merle Ferguson has
replaced Mr. Nemergut as a director and is acting as interim President and CEO.


Item No. 7. Financial Statements, Proforma Financial Information and Exhibits.

                              NONE


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPOSITE HOLDINGS, INC.

By: /s/ Susan Donohue                         Dated:  December 17, 2002
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        Susan Donohue, Secretary